CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Roger G. Ackerman
ROGER G. ACKERMAN

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Mary L. Bundy
MARY L. BUNDY

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of December, 1994.

/s/ Van C. Campbell
VAN C. CAMPBELL

                              CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of November, 1994.

/s/ David A. Duke
DAVID A. DUKE

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of December, 1994.

/s/ John H. Foster
JOHN H. FOSTER

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of December, 1994.

/s/ Gordon Gund
GORDON GUND

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ James R. Houghton
JAMES R. HOUGHTON

                              CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Vernon E. Jordan, Jr.
VERNON E. JORDAN, JR.

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ James W. Kinnear
JAMES W. KINNEAR

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ James J. O'Connor
JAMES J. O'CONNOR

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Catherine A. Rein
CATHERINE A. REIN

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Henry Rosovsky
HENRY ROSOVSKY

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1994.

/s/ William D. Smithburg
WILLIAM D. SMITHBURG

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of December, 1994.

/s/ Robert G. Stone, Jr.
ROBERT G. STONE, JR.

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of December, 1994.

/s/ Robert Barker
ROBERT BARKER

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of December, 1994.

/s/ Barber B. Conable, Jr.
BARBER B. CONABLE, JR.

                              CORNING INCORPORATED

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, or either of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 6,325,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the outstanding shares of beneficial interest of Moran Research Labs, a Massachusetts business trust doing business as Bioran Medical Laboratory, and in connection with its acquisition of the capital stock of Beral Enterprise, Inc., a California corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to a Registration Statement on Form S-3 or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1994.

/s/ John M. Hennessy
JOHN M. HENNESSY